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                                                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of SBM Certificate Company for the year ended December 31, 1995, of our reports dated February 22, 1996, with respect to the financial statements and schedules of SBM Certificate Company included in Amendment No. 7 to the Registration Statement (Form S-1 No. 33-38066) and related Prospectus of SBM Certificate Company.

                                                     /s/ Ernst & Young LLP



Louisville, Kentucky
February 26, 1996

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